UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2021

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:   ☐

Item 8.01 Other Events.
Baxter International Inc. (the “Company”) is filing this Current Report on Form 8-K to recast certain previously reported amounts to conform with certain geographic segment reporting and product category (previously referred to as Global Business Unit (GBU)) changes made with respect to the financial information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”). These changes, which were effective January 1, 2021, impacted the Company's geographic segment and product category disclosures, but did not otherwise impact its consolidated financial statements. Previously reported geographic segment and product category information has now been recast for all periods presented in Exhibit 99.1 to reflect the new geographic segments and product category structure.
The following items of the 2020 Form 10-K are being recast in Exhibit 99.1 to reflect the geographic segment and product category changes:
•Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and
•Part II, Item 8. Financial Statements and Supplementary Data
The information included in this Current Report on Form 8-K and the exhibits filed herewith supersedes the corresponding information in the 2020 Form 10-K. The recast items listed above have been updated only for the structural changes made to the geographic segments and product categories. The Company has not otherwise updated the items to reflect any event or development occurring after the filing of the 2020 Form 10-K. This Current Report on Form 8-K does not represent an amendment to or restatement of the Company’s 2020 Form 10-K and should be read in conjunction with the 2020 Form 10-K. For developments since the filing of the 2020 Form 10-K, as well as any reclassifications reflected in the Company's consolidated financial statements and notes thereto, refer to the Company’s Current Reports on Form 8-K and Quarterly Report on Form 10-Q filed subsequent to the 2020 Form 10-K.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

23	Consent of PricewaterhouseCoopers LLP

99.1
Recast Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and Recast Part II, Item 8. Financial Statements and Supplementary Data of Baxter International Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 29, 2021

BAXTER INTERNATIONAL INC.

By:	/s/ James K. Saccaro
Name:	James K. Saccaro
Title:	Executive Vice President and
Chief Financial Officer